EXHIBIT S


                        JOINT ACQUISITION STATEMENT
                       PURSUANT TO RULE 13d - (f) (1)

The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statement. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.


After reasonable inquiry and to the best of its knowledge and belief, the undersigned certify that the information set forth in this Statement is true, complete and correct.



Dated as of this 22nd day of February, 2001.


THE TCW GROUP, INC.


By:   /s/ Harold H. Henderson
      -------------------------
      Name:  Harold H. Henderson
      Title: Authorized Signatory


TCW ADVISORS, INC.


By:   /s/ Harold H. Henderson
      -------------------------
      Name:  Harold H. Henderson
      Title: Authorized Signatory


ROBERT A. DAY


By:   /s/ Harold H. Henderson
      ------------------------
      Name:  Harold H. Henderson
      Title: Under Power of Attorney dated March 31, 2000, on file with
             Schedule 13G for Cox Radio, Inc., dated May 9, 2000


BAEZA & CO. L.L.C.


By:   /s/ Mario L. Baeza
      -----------------------
      Name:  Mario L. Baeza
      Title: Authorized Signatory


MARIO L. BAEZA

 /s/ Mario L. Baeza
 -----------------------
      Mario L. Baeza


TCW/LATIN AMERICA PARTNERS, L.L.C.


By:   TCW ADVISORS, INC.

            By:   /s/ Harold H. Henderson
                  ------------------------
                  Name:  Harold H. Henderson
                  Title: Authorized Signatory


By:   BAEZA & CO. L.L.C.

            By:   /s/ Mario L. Baeza
                  ----------------------
                  Name:  Mario L. Baeza
                  Title: Authorized Signatory


TCW/LATIN AMERICA MANAGEMENT PARTNERS, L.L.C.


By:   TCW/LATIN AMERICA PARTNERS, L.L.C.


      By:   TCW ADVISORS, INC.

            By:   /s/ Harold H. Henderson
                  -----------------------
                  Name:  Harold H. Henderson
                  Title: Authorized Signatory


      By:   BAEZA & CO. L.L.C.

            By:   /s/ Mario L. Baeza
                  ----------------------
                  Name:  Mario L. Baeza
                  Title: Authorized Signatory


TCW/LATIN AMERICA PRIVATE EQUITY PARTNERS, L.P.


By:   TCW/LATIN AMERICA PARTNERS, L.L.C.


      By:   TCW ADVISORS, INC.

            By:   /s/ Harold H. Henderson
                  ----------------------
                  Name:  Harold H. Henderson
                  Title: Authorized Signatory


      By:   BAEZA & CO. L.L.C.

            By:   /s/ Mario L. Baeza
                  ---------------------
                  Name:  Mario L. Baeza
                  Title: Authorized Signatory


TCW/LATIN AMERICA OFF-SHORE POOL I, L.P.


      By:   TCW/LATIN AMERICA MANAGEMENT
            PARTNERS, L.L.C., its General Partner

            By:   TCW/LATIN AMERICA PARTNERS, L.L.C.


                  By:   TCW ADVISORS, INC.

                        By:   /s/ Harold H. Henderson
                              ------------------------
                              Name:  Harold H. Henderson
                              Title: Authorized Signatory

                  By:   BAEZA & CO. L.L.C.

                        By:   /s/ Mario L. Baeza
                              ----------------------
                              Name:  Mario L. Baeza
                              Title: Authorized Signatory

      By:   TCW/LATIN AMERICA PARTNERS, L.L.C.,
            as Managing General Partner


            By:   TCW ADVISORS, INC.

                  By:   /s/ Harold H. Henderson
                        -------------------------
                        Name:  Harold H. Henderson
                        Title: Authorized Signatory

            By:   BAEZA & CO. L.L.C.

                  By:   /s/ Mario L. Baeza
                        ----------------------
                        Name:  Mario L. Baeza
                        Title: Authorized Signatory


TCW/CCI HOLDING L.L.C.


By:   /s/ Mario L. Baeza
      --------------------
      Name:  Mario L. Baeza
      Title: Authorized Signatory

TCW/CCI HOLDING II L.L.C.

By:   /s/ Mario L. Baeza
      ----------------------
      Name:  Mario L. Baeza
      Title: Authorized Signatory


ERNESTO RAMON


 /s/ Ernesto Ramon
 -----------------------
      Ernesto Ramon


JOHN AVERY


 /s/ John Avery
 -----------------------
      John Avery


SCOTT FAMILY INVESTORS LLC


By:   /s/ John W. Scott
      ----------------------
      Name: John W. Scott
      Its:  General Manager